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                        SECURITIES & EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 11, 2006
                                                 ----------------

                               RONSON CORPORATION
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             (Exact name of registrant as specified in its charter)

New Jersey                           1-1031                22-0743290
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 (State or other jurisdiction     (Commission           (IRS Employer
          of incorporation)       File Number)         Identification No.)

Corporate Park III,  Campus Dr., P.O. Box 6707,  Somerset, NJ     08875-6707
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code (732) 469-8300
                                                   --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                               RONSON CORPORATION
                                 FORM 8-K INDEX


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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT                  3

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS                           3



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Item 1.01.  Entry into a Material Definitive Agreement

On January 11, 2006, Ronson Corporation ("the Company"), Ronson Consumer Products Corporation, and Ronson Aviation, Inc. extended the Company's revolving loan agreements with Bank of America, N.A. (the "Bank") to a new expiration date of January 31, 2007. The agreement had been scheduled to expire on December 31, 2005. The agreement also changed the final due date of the mortgage loan between Ronson Consumer Products Corporation and the Bank to coincide with the due date of the lines of credit, January 31, 2007, from the prior due date December 1, 2008. The terms of the agreement provide for a covenant requiring minimum earnings before interest, taxes, depreciation and amortization (EBITDA), and for fees payable to the bank monthly beginning on February 28, 2006, if the loans remain outstanding at the end of each month.

Item 9.01.  Financial Statements and Exhibits

            a)    Financial Statements: None.

            b)    Pro Forma Financial Information: None.

            c)    Exhibits:

                  10.a) Amendment to Loan Documents between Ronson Consumer
                        Products Corporation; Ronson Aviation, Inc.; Ronson Corporation; and the Bank of America, N.A. dated January 11, 2006.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        Ronson Corporation


                                                        /s/Daryl K. Holcomb
                                                        ------------------------
                                                        Daryl K. Holcomb
                                                        Vice President &
                                                        Chief Financial Officer,
                                                        Controller and Treasurer
Dated:  January 16, 2006